SUBSEQUENT EVENTS	6 Months Ended
Jun. 30, 2025
Subsequent Events [Abstract]
SUBSEQUENT EVENTS	SUBSEQUENT EVENTS
In July 2025, the Company delivered the 57,000 Supramax dry bulk vessels SFL Sara, SFL Kate and SFL Hudson to their respective new owners. These sales were agreed between April and June 2025, with a combined gross sales price of approximately $34.1 million.

In July 2025, the Company delivered eight capesize dry bulk vessels to Golden Ocean, fulfilling a previously exercised purchase option.

In July 2025, the Company delivered the containership MSC Zlata R. to MSC, marking the final delivery in a series of seven vintage container vessels sold to MSC following the expiration of their bareboat charter contracts.

In July 2025, the Company issued 10,000 common shares to an employee upon the exercise of share options. The options were granted in 2022 pursuant to the Company’s incentive program.

On August 18, 2025, the Board of Directors approved an increase in the number of directors from six to seven and appointed Mr. Jan Erik Klepsland as a director. Mr. Klepsland is an Investment Director at Seatankers Management Norway AS, a related party.

On August 19, 2025, the Board of Directors declared a cash dividend of $0.20 per share which is payable on or around September 29, 2025 to shareholders of record on September 12, 2025.